                                                                EXHIBIT 1(f)

                          UNANIMOUS WRITTEN CONSENT OF
                            THE BOARD OF DIRECTORS OF
                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


The undersigned, being the duly appointed Directors of GE Capital Life Assurance Company of New York (the "Company"), hereby take the following action by unanimous written consent in lieu of a meeting pursuant to Section 708 of the New York Business Corporation Law:

WHEREAS, The Board of Directors of the Company, pursuant to the Provisions of
Section 4240 of the New York Insurance Law, adopted a resolution establishing GE Capital Life Separate Account II (the "Separate Account") on April 1, 1996, and

WHEREAS, The Company wishes to establish 82 additional subaccounts/investment subdivisions of Separate Account III which will invest in shares of AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, and AIM V.I. Value Fund of AIM Variable Insurance Funds; Growth and Income Portfolio, Premier Growth Portfolio and Quasar Portfolio of Alliance Variable Products Series Fund, Inc.; Dreyfus Investment Portfolios-Emerging Markets Portfolio and The Dreyfus Socially Responsible Growth Fund, Inc. of The Dreyfus Corporation; Federated High Income Bond Fund II and Federated International Small Company Fund II of the Federated Insurance Series; Equity Income Portfolio and Growth Portfolio of Fidelity Variable Insurance Products Fund; Contrafund Portfolio of Fidelity Variable Insurance Products Fund II; Growth & Income Portfolio and Mid Cap Portfolio of Fidelity Variable Insurance Products Fund III; Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, S&P 500 Index Fund, Small-Cap Value Equity Fund, U.S. Equity Fund, and Value Equity Fund of GE Investments Funds, Inc.; Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Growth Portfolio, International Growth Portfolio, and Worldwide Growth Portfolio of Janus Aspen Series; MFS Growth Series, MFS Growth With Income Series, MFS New Discovery Series and MFS Utilities Series of the Massachusetts Financial Services Company Variable Insurance Trust; Oppenheimer Global Securities Fund/VA and Oppenheimer Main Street Growth & Income Fund/VA of Oppenheimer Variable Account Funds; Foreign Bond Portfolio, High Yield Bond Portfolio, Long-Term U.S. Government Bond Portfolio and Total Return Bond Portfolio of PIMCO Variable Insurance Trust; and Rydex OTC Fund of Rydex Variable Trust.

NOW, THEREFORE, BE IT RESOLVED, That the Board of Directors of the Company does hereby establish and create four additional investment subdivisions of the aforementioned separate account. Each of these investment subdivisions shall invest in shares of a single mutual fund portfolio as set forth below:

    ------------------------------------------------ -----------------------------------------------------------
    INVESTMENT SUBDIVISIONS:                               TO BE INVESTED IN:
    ------------------------------------------------ -----------------------------------------------------------
                                                         AIM Variable Insurance Funds
    AIM Capital Appreciation -B                            AIM V.I. Capital Appreciation Fund
    AIM Capital Appreciation -C                            AIM V.I. Capital Appreciation Fund
    AIM Growth -B                                          AIM V.I. Growth Fund
    AIM Growth -C                                          AIM V.I. Growth Fund
    AIM Value -B                                           AIM V.I. Value Fund
    AIM Value -C                                           AIM V.I. Value Fund
                                                         Alliance Variable Products Series Fund, Inc.
    AVP Growth and Income -B                               Growth and Income Portfolio
    AVP Growth and Income -C                               Growth and Income Portfolio
    AVP Premier Growth -B                                  Premier Growth Portfolio
    AVP Premier Growth -C                                  Premier Growth Portfolio
    AVP Quasar -B                                          Quasar Portfolio
    AVP Quasar -C                                          Quasar Portfolio
                                                         Dreyfus
    DRF Emerging Markets -B                                Dreyfus Investment Portfolio - Emerging Markets Portfolio
    DRF Emerging Markets -C                                Dreyfus Investment Portfolio - Emerging Markets Portfolio
    DRF Socially Responsible Growth -B                     The Dreyfus Socially Responsible Growth Fund, Inc.
    DRF Socially Responsible Growth -C                     The Dreyfus Socially Responsible Growth Fund, Inc.

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
                                                         Federated Insurance Series
    FED High Income Bond -B                                Federated High Income Bond Fund II
    FED High Income Bond -C                                Federated High Income Bond Fund II
    FED International Small Company-B                      Federated International Small Company Fund II
    FED International Small Company-C                      Federated International Small Company Fund II
                                                         Fidelity  Variable Insurance Products Fund
    FID Equity-Income -B                                   VIP Equity-Income Portfolio
    FID Equity-Income -C                                   VIP Equity-Income Portfolio
    FID Growth -B                                          VIP Growth Portfolio
    FID Growth -C                                          VIP Growth Portfolio
                                                         Fidelity  Variable Insurance Products Fund II
    FID Contrafund -B                                      VIP II Contrafund Portfolio
    FID Contrafund -C                                      VIP II Contrafund Portfolio
                                                         Fidelity Variable Insurance Products Fund III
    FID Growth & Income -B                                 VIP III Growth & Income Portfolio
    FID Growth & Income -C                                 VIP III Growth & Income Portfolio
    FID Mid Cap -B                                         VIP III Mid Cap Portfolio
    FID Mid Cap -C                                         VIP III Mid Cap Portfolio
                                                         GE Investments Funds, Inc.
    GEI Mid-Cap Value Equity -B                            Mid-Cap Value Equity Fund
    GEI Mid-Cap Value Equity -C                            Mid-Cap Value Equity Fund
    GEI Money Market -B                                    Money Market Fund
    GEI Money Market -C                                    Money Market Fund
    GEI Premier Growth Equity -B                           Premier Growth Equity Fund
    GEI Premier Growth Equity -C                           Premier Growth Equity Fund
    GEI S&P 500 Index -B                                   S&P 500 Index Fund
    GEI S&P 500 Index -C                                   S&P 500 Index Fund
    GEI Small-Cap Value Equity -B                          Small-Cap Value Equity Fund
    GEI Small-Cap Value Equity -C                          Small-Cap Value Equity Fund
    GEI U.S. Equity -B                                     U.S. Equity Fund
    GEI U.S. Equity -C                                     U.S. Equity Fund
    GEI Value Equity -B                                    Value Equity Fund
    GEI Value Equity -C                                    Value Equity Fund
                                                         Janus Aspen Series
    JAN Aggressive Growth -B                               Aggressive Growth Portfolio
    JAN Aggressive Growth -C                               Aggressive Growth Portfolio
    JAN Balanced -B                                        Balanced Portfolio
    JAN Balanced -C                                        Balanced Portfolio
    JAN Capital Appreciation -B                            Capital Appreciation Portfolio
    JAN Capital Appreciation -C                            Capital Appreciation Portfolio
    JAN Global Life Sciences -B                            Global Life Sciences Portfolio
    JAN Global Life Sciences -C                            Global Life Sciences Portfolio
    JAN Global Technology -B                               Global Technology Portfolio
    JAN Global Technology -C                               Global Technology Portfolio
    JAN Growth -B                                          Growth Portfolio
    JAN Growth -C                                          Growth Portfolio
    JAN International Growth  -B                           International Growth Portfolio
    JAN International Growth  -C                           International Growth Portfolio
    JAN Worldwide Growth -B                                Worldwide Growth Portfolio
    JAN Worldwide Growth -C                                Worldwide Growth Portfolio
                                                         MFS Variable Insurance Trust
    MFS Growth -B                                          MFS Growth Series
    MFS Growth -C                                          MFS Growth Series
    MFS Growth With Income-B                               MFS Growth With Income Series
    MFS Growth With Income-C                               MFS Growth With Income Series
    MFS New Discovery-B                                    MFS New Discovery Series
    MFS New Discovery-C                                    MFS New Discovery Series
    MFS Utilities Series-B                                 MFS Utilities Series
    MFS Utilities Series-C                                 MFS Utilities Series
                                                         Oppenheimer Variable Account Funds
    OPP Global Securities/VA -B                            Oppenheimer Global Securities Fund/VA
    OPP Global Securities/VA -C                            Oppenheimer Global Securities Fund/VA
    OPP Main Street Growth & Income/VA -B                  Oppenheimer Main Street Growth & Income Fund/VA
    OPP Main Street Growth & Income/VA -C                  Oppenheimer Main Street Growth & Income Fund/VA
                                                         PIMCO Variable Insurance Trust
    PIM Foreign Bond -B                                    Foreign Bond Portfolio

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
    ------------------------------------------------ -----------------------------------------------------------
    PIM Foreign Bond -C                                    Foreign Bond Portfolio
    PIM High Yield Bond -B                                 High Yield Bond Portfolio
    PIM High Yield Bond -C                                 High Yield Bond Portfolio
    PIM Long-Term U.S. Government Bond -B                  Long-Term U.S. Government Bond Portfolio
    PIM Long-Term U.S. Government Bond -C                  Long-Term U.S. Government Bond Portfolio
    PIM Total Return Bond -B                               Total Return Bond Portfolio
    PIM Total Return Bond -C                               Total Return Bond Portfolio
                                                         Rydex Variable Trust
    RYD OTC -B                                              Rydex OTC Fund
    RYD OTC -C                                              Rydex OTC Fund
    ------------------------------------------------ -----------------------------------------------------------



FURTHER RESOLVED, That the President, or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreement or agreements may be necessary or appropriate to enable such investments to be made, and the Board of Directors hereby ratifies the action of any such officer in executing any such agreement prior to the date of these resolutions; and

FURTHER RESOLVED, That the President or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute and deliver such other documents and do such acts and things as each or any of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

FURTHER RESOLVED, That these resolutions shall take effect as of September 20, 2000.